EXHIBIT 10.67

                                                                  EXECUTION COPY



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                           MBIA INSURANCE CORPORATION,
                                   as Insurer

                    FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                    as Seller

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                              as Initial Purchaser




                            INDEMNIFICATION AGREEMENT




                     First Investors Auto Owner Trust 2000-A
                                  $167,969,000
                            7.174% Asset-Backed Notes



                          Dated as of January 12, 2000



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                                TABLE OF CONTENTS

        Section 1.    Definitions.............................................1

        Section 2.    Representations and Warranties of the Insurer...........2

        Section 3.    Agreements, Representations and Warranties of
                        the Initial Purchaser.................................3

        Section 4.    Agreements, Representations and Warranties of
                        the Seller............................................4

        Section 5.    Indemnification.........................................5

        Section 6.    Notice To Be Given......................................5

        Section 7.    Contribution............................................7

        Section 8.    Notices.................................................9

        Section 9.    Governing Law, Etc......................................9

        Section 10.   Insurance Agreement; Purchase Agreement; Sale
                        and Allocation Agreement..............................9

        Section 11.   Limitations.............................................9

        Section 12.   Counterparts...........................................10

        Section 13.   Nonpetition............................................10


        TESTIMONIUM

        SIGNATURES AND SEALS

                            INDEMNIFICATION AGREEMENT

        This Agreement, dated as of January 12, 2000, is by and among MBIA Insurance Corporation (the "Insurer"), as the Insurer under the Note Guaranty Insurance Policy (the "Policy") issued in connection with the Notes described below, First Investors Financial Services, Inc. (the "Seller") and Banc of America Securities LLC (the "Initial Purchaser").

        Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Indenture (as described below).

        "ACT" means the Securities Act of 1933, as amended, together with all related rules and regulations.

        "AGREEMENT" means this Indemnification Agreement by and among the Insurer, the Seller and the Initial Purchaser.

        "INDEMNIFIED PARTY" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

        "INDEMNIFYING PARTY" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

        "INDENTURE" means the Indenture dated January 1, 2000 between the Issuer, the Seller and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

        "INITIAL PURCHASER PARTY" means the Initial Purchaser and its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

        "INSURANCE AGREEMENT" means the Insurance Agreement, dated as of January 1, 2000, by and among the Insurer, the Servicer, the Seller, as Seller and as Administrator, First Investors Auto Investment Corp., as Depositor, First Investors Auto Owner Trust 2000-A, as Issuer, Bankers Trust (Delaware), as Owner Trustee and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee (the "Indenture Trustee").
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        "INSURER PARTY" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

        "LOSSES" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

        "NOTES" means the First Investors Auto Owner Trust 2000-A $167,969,000 7.174% Asset-Backed Notes issued pursuant to the Indenture.

        "OFFERING MEMORANDUM" means the offering memorandum dated January 12, 2000 in respect of the Notes (and any amendment or supplement thereto.)

        "PERSON" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

        "PURCHASE AGREEMENT" means the Purchase Agreement by and between the Initial Purchaser and the Depositor, dated January 12, 2000.

        "SALE AND ALLOCATION AGREEMENT" means the Sale and Allocation Agreement, dated as of January 1, 2000, by and among the Seller, the Servicer, the Depositor, the Indenture Trustee and the Issuer.

        "SELLER PARTY" means the Seller, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

        "SERVICER" means First Investors Servicing Corporation, as Servicer.

        Section 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Initial Purchaser and the Seller as follows:

                (a) ORGANIZATION AND LICENSING. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

                (b) CORPORATE POWER. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

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                (c) AUTHORIZATION; APPROVALS. The issuance of the Policy and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

                (d) ENFORCEABILITY. The Policy, when issued, and this Agreement and the Insurance Agreement will each constitute legal, valid and binding obligations of the Insurer, enforceable in accordance with their terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

                (e) FINANCIAL INFORMATION. The consolidated financial statements of the Insurer as of December 31, 1997 and December 31, 1998 and for the three years ended December 31, 1998 incorporated by reference in the Offering Memorandum (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries as of September 30, 1999 incorporated by reference in the Offering Memorandum (the "Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since September 30, 1999 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                (f) INSURER INFORMATION. The information in the Offering Memorandum as of the date hereof under the caption "DESCRIPTION OF THE INSURER AND THE INSURANCE POLICY" (the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (g) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator

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        which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

        Section 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE INITIAL PURCHASER. The Initial Purchaser represents and warrants to and agrees with the Seller and the Insurer that the statements in the Offering Memorandum made in reliance upon and in conformity with written information relating to the Initial Purchaser furnished to the Seller specifically for use in the preparation of the Offering Memorandum, and acknowledged in writing (referred to herein as the "Initial Purchaser Information"), are true and correct in all material respects.

        Section 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents, warrants to and agrees with the Insurer and the Initial Purchaser as follows:

                (a) OFFERING MEMORANDUM. The information in the Offering Memorandum, other than the Insurer Information and the Initial Purchaser Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (b) ORGANIZATION. The Seller is duly incorporated and existing under the laws of the State of Texas and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

                (c) CORPORATE POWER. The Seller has the corporate power and authority to execute and deliver this Agreement, the Indenture, the Sale and Allocation Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder in all material respects.

                (d) AUTHORIZATION; APPROVALS. The execution, delivery and performance of this Agreement, the Sale and Allocation Agreement, the Indenture and the Insurance Agreement by the Seller have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Seller's board of directors or stockholders, are necessary for this Agreement, the Sale and Allocation Agreement, the Indenture and the Insurance Agreement to constitute the legal, valid and binding obligations of the Seller.

                (e) ENFORCEABILITY. This Agreement, the Sale and Allocation Agreement, the Indenture and the Insurance Agreement will each constitute legal, valid and binding obligations of the Seller, enforceable in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other

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        similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Seller and to general principles of equity.

                (f) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Seller's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement, the Indenture, the Sale and Allocation Agreement or the Insurance Agreement.

        Section 5. INDEMNIFICATION.

                (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Seller Party and each Initial Purchaser Party against any and all Losses incurred by them with respect to the offer and sale of any of the Notes and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

                (b) The Initial Purchaser Party hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Notes which results from the Initial Purchaser's breach of any of its representations and warranties set forth in Section 3 of this Agreement.

                (c) The Seller hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party and Initial Purchaser Party against any and all Losses incurred by it with respect to the offer and sale of any of the Notes and resulting from the Seller's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

                (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

        Section 6. NOTICE TO BE GIVEN.

                (a) Except as provided in Section 7 below with respect to contribution, the indemnification provided herein by the Indemnifying Party shall be the exclusive remedy of each Indemnified Party for the Losses resulting from the Indemnifying Party's breach of a representation, warranty or agreement hereunder; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any

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        such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

                (b) In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or facsimile notice of such action or claim reasonably promptly after receipt of written notice thereof.

                (c) Upon request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Indemnifying Party may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith, provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the Indemnifying Party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Indemnified Party.

                (d) The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the employment of counsel by the Indemnified Party at the Indemnifying Party's expense has been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (iii) the named parties to any such action include the Indemnifying Party on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Indemnifying Party, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Indemnifying Party are subsequently determined not to be required to be borne by the Indemnifying Party hereunder, the party which received such payment shall promptly refund to the

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        Indemnifying Party the amount so paid by such Indemnifying Party.
        Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Indemnifying Party shall not be liable for the fees and expenses of more than one counsel for all Seller Parties, more than one counsel for all Initial Purchaser Parties and more than one counsel for all Insurer Parties, as applicable.

                (e) The Indemnified Parties shall cooperate with the Indemnifying Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5 hereof in the most efficient manner.

                (f) No settlement of any such claim or action shall be entered into without the consent of each Indemnified Party who is subject to such claim or action, on the one hand, and each Indemnifying Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

                (g) Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Indemnifying Party's financial liability hereunder, and then only to the extent of such prejudice.

        Section 7. CONTRIBUTION.

                (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Initial Purchaser Party (other than pursuant to Section 5 or 6 of this Agreement), or if the indemnification provided by the Initial Purchaser is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), the Insurer and the Initial Purchaser shall contribute to the aggregate costs of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all Initial Purchaser Parties.

                (b) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Seller Party (other than pursuant to Section 5 or 6 of this Agreement), or if the indemnification provided by the Seller is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), the Insurer and the Seller shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all Seller Parties.

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                (c) To provide for just and equitable contribution if the
        indemnification provided by the Seller is determined to be unavailable for any Initial Purchaser Party (other than pursuant to Section 5 or 6 of this Agreement), the Seller and the Initial Purchaser shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Initial Purchaser Parties and all Seller Parties.

                (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                (e) The parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that the Initial Purchaser shall be solely responsible for the Initial Purchaser Information provided by the Initial Purchaser in writing for use in the Offering Memorandum and that the Seller shall be responsible for all other information in the Offering Memorandum.

                (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (g) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser Party, any Seller Party or any Insurer Party, (ii) the issuance of any Notes or the Policy or (iii) any termination of this Agreement.

                (h) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

                (i) Notwithstanding anything in this Section 7 to the contrary,
        (i) the Insurer shall not be required to contribute an amount in excess of the amount by which the total of the insurance premiums that have been received by the Insurer under the Insurance Agreement exceeds the amount of any damages that the Insurer has otherwise been required to pay in respect of any breach by the Insurer of the representations and warranties contained in Section 2 hereof, and (ii) the Initial Purchaser shall not be required to contribute an amount in excess of the amount by which the total underwriting fees, discounts and commissions received by the Initial Purchaser in connection with the resale of the Notes exceeds the amount of any damages that the Initial Purchaser has otherwise

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        been required to pay in respect of any breach by the Initial Purchaser of the representations and warranties contained in Section 3 hereof.

        Section 8. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

     If to the Insurer:     MBIA Insurance Corporation
                            113 King Street
                            Armonk, NY  10504
                            Attention:  Insured Portfolio Management--Structured
                            Finance (IPM-SF)

     If to the Seller:      First Investors Financial Services, Inc.
                            675 Bering Drive, Suite 710
                            Houston, TX  77057
                            Attention:  Mr. Tommy Moore

     If to the Placement    Banc of America Securities LLC
     Agent:                 100 North Tryon Street
                            NC1-007-10-07
                            Charlotte, NC  28255
                            Attention:  Mr. Curt Sidden,
                            Global Asset-Backed Securitization

        Section 9. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, the Seller and the Initial Purchaser.

        Section 10. INSURANCE AGREEMENT; PURCHASE AGREEMENT; SALE AND ALLOCATION AGREEMENT. This Agreement in no way limits or otherwise affects the indemnification obligations of the Seller, if any, under (a) the Insurance Agreement, (b) the Indenture, (c) the Purchase Agreement or (d) the Sale and Allocation Agreement. To the extent that this Agreement conflicts with or does not address the relative rights of the Initial Purchaser and Seller as between themselves as set forth in the Purchase Agreement, the Purchase Agreement shall govern.

        Section 11. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or

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Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

        Section 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

        Section 13. NONPETITION. So long as the Insurance Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer or the Depositor.

               [Remainder of this page intentionally left blank.]

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        IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                          MBIA INSURANCE CORPORATION


                                          By ___________________________________
                                                    Assistant Secretary


                                          FIRST INVESTORS FINANCIAL SERVICES,
                                          INC.


                                          By ___________________________________
                                          Title ________________________________



                                          BANC OF AMERICA SECURITIES LLC


                                          By ___________________________________
                                          Title ________________________________